UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2020

ROYAL GOLD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1144 15th Street, Suite 2500, Denver, CO	80202-2686
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 303-573-1660

1660 Wynkoop Street, Suite 1000, Denver, CO 80202-1132

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

GLD
Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock $0.01 Par Value	RGLD	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02Results of Operations and Financial Condition

On February 5, 2020, Royal Gold, Inc. (the “Company”) reported its second quarter fiscal 2020 results. Copies of the press release and an earnings presentation are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K.

The information furnished under this Item 2.02, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated February 5, 2020 regarding Second Quarter 2020 Results.
99.2	Royal Gold, Inc. February 6, 2020 Earnings Presentation.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Feb
Royal Gold, Inc.
(Registrant)

Dated: February 6, 2020	By:	/s/ Margaret E. McCandless
		Name:	Margaret E. McCandless
		Title:	Assistant General Counsel, Chief Compliance Officer and Corporate Secretary

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